Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) dated April 26 , 2010, by and between Pluristem Therapeutics Inc., a Nevada corporation (the “Company” or “Pluristem”), and ________________ (the “Purchaser”).

The Company and the Purchaser agree as follows:

ARTICLE 1
PURCHASE AND SALE

     1.1  Closing.

 (a)  Securities Purchased. At the closings of the transaction contemplated hereby (the “Closing”), the Company will sell and the Purchaser will purchase the following securities of the Company for an aggregate purchase price of up to ________ US dollars  (the “Purchase Price”), as follows:

         (i)  _______ shares of Common Stock $0.00001 par value at a price of $1.12 per share, or an aggregate purchase price of ________ US dollars  (the “Shares”); and

         (ii)  Two and a half-year warrants to purchase up to an additional _________ shares of Common Stock with an exercise price of $1.25 per share, which will be issued to Purchaser at the Closing “First Warrant”) and five-year warrants to purchase up to an additional _________ shares of Common Stock with an exercise price of $1.40 per share, which will be issued to Purchaser at the Closing and will be exercisable only after six months from Closing (the “Second Warrant”). No separate consideration shall be paid for either the First Warrant or the Second Warrant (collectively, the “Warrants”). The Warrants shall be in the form previously provided to the Purchaser. (the shares issuable upon exercise of the Warrants are sometimes referred to as the “Warrant Shares” and the Shares and Warrant Shares are sometimes referred to as the “Securities”.)

 (b)  Closing Deliveries. (i) The Closing shall take place on April 27, 2010.  At the Closing, the Purchaser shall deliver to the Company immediately available funds equal to the Purchase Price, and the Company shall deliver to the Purchaser the Shares and the Warrants, effected by delivering to the Purchaser a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver the Shares via overnight courier share certificates or via the Depository Trust Company Deposit Withdrawal Agent Commission System, and delivery of the Warrants (which may initially be an electronic copy, to be followed immediately by the original executed Warrants), in each case in the name of the Purchaser; and  The obligations of the Company and the Purchaser to effect the Closing are unconditional.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

     2.1  Representations and Warranties of the Company.

     2.2

 (a)  Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

 (b)  Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Securities, has been duly authorized by all necessary action on the part of the Company.  This Agreement is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

 (c)  Issuance of the Securities; Registration.  The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable.  The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.

 (d)  SEC Reports.  The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934 (the “Exchange Act”) for at least the one (1) year preceding the date hereof (or such shorter period as the Company was required to do so) (the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

 (e)  Material Adverse Change.  Since the date of the latest SEC Report, there has been no material adverse change in the business or financial condition of the Company.

     2.3  Representations and Warranties of the Purchaser.The Purchaser hereby represents and warrants as follows:

           The Purchaser understands that the Securities are being offered and sold in reliance upon certain exemptions from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), and non-public offering exemptions of the securities acts of the states in which the Shares may be offered or sold.  As a condition to purchasing the Securities and becoming an investor in Pluristem, for the purposes (among others) of the above-mentioned exemptions and qualifications to the extent applicable, and knowing that Pluristem will rely upon the statements made herein for such exemptions and in determining the Purchaser’s suitability as an investor, the Purchaser represents and warrants as follows:

(a)            Risks Associated with Investment in the Company. The Purchaser has been advised that the Purchaser must be prepared to bear the economic risk of an investment in Pluristem for an indefinite period because the Securities are not registered under the Securities Act.  The Purchaser has read the various risk factors described under the heading "Risks Related to Our Business" in Part I, Item 1A, "Risk Factors" in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2009.

(b)           Access to Information; Independent Investigation. No offering memorandum or similar disclosure document has been prepared in connection with the sale of the Securities.  In making the decision to purchase the Securities, the Purchaser and the Purchaser’s advisors have, prior to any sale to the Purchaser, been given access and the opportunity to examine all books and records of Pluristem, all contracts and documents relating to Pluristem, and all filings made by Pluristem with the U.S. Securities and Exchange Commission,  and an opportunity to ask questions of, and to receive answers from, Pluristem and to obtain any additional information necessary to verify the accuracy of the information provided to the Purchaser. The Purchaser has read this Agreement and is familiar with the terms of the Securities. The Purchaser and the Purchaser’s advisors have been furnished with all materials relating to the business, finances and operations of Pluristem and materials relating to the offer and sale of the Securities that have been requested.

(c)           Experience of Such Purchaser.  The Purchaser is an “accredited investor”, and either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Securities (and each part thereof) and, at the present time, is able to afford a complete loss of such investment.

(d)           Purchase for Own Account.  The Purchaser represents that it is acquiring the Securities as principal for its own account for investment purposes only and not and will not acquire the Shares, the Warrants or the Warrant Shares with a view to or for distributing or reselling them in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of them in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding their distribution of such Securities. The Purchaser understands that the Securities included therein are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws. The Purchaser is acquiring the Securities and each part thereof hereunder in the ordinary course of its business.

(e)           Further Representations.  The Purchaser further represents and warrants that:

(1)           The funds to be tendered as payment for the Securities will not represent funds borrowed by the Purchaser;
(2)	The Purchaser agrees not to reproduce, copy or otherwise distribute or make anyuse of the information and confidential information of Pluristem (other thanthe Purchaser’s legal and tax advisors);
(3)           The Purchaser:
(A)	If not an individual, was not formed for the specific purpose of acquiring the Securities.
(B)	If not an individual, is duly organized, validly existing and in good standing under the laws of its state of organization.
(C)	Has full power to execute, deliver and perform this Agreement;
(4)
The execution, delivery and performance of this Agreement by the Purchaser, and the consummation by the Purchaser of the transaction contemplated hereby, have been duly authorized by all necessary corporate or other action. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms;

(5)
If the Purchaser is not an individual, the execution of and performance of thetransactions contemplated by this Agreement and compliance with theirprovisions by the Purchaser will not violate any provision of law and will notconflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or require a consent or waiver under, its organizational documents (each as amended to date and presently in effect) or any indenture, lease, agreement, or other instrument to which the Purchaser is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Purchaser; and

(6)
No consent, approval, order, or authorization of, or registration, qualification,designation, declaration, or filing with, any governmental authority, including theU.S. Securities and Exchange Commission, is required on the part of thePurchaser in connection with the execution and delivery of this Agreement, or the offer, sale, and delivery of the Securities, as contemplated by this Agreement.

ARTICLE 3
OTHER AGREEMENTS OF THE PARTIES

     3.1  Publicity.  The parties agree that this Agreement and the transactions contemplated hereby will remain confidential until the Company files a Form 8-K or any other report with the Securities and Exchange Commission disclosing this Agreement.  The Purchaser agrees not to effect any purchase or sale of the securities of the Company until after such filing is made.

     3.2  Transfer Restrictions.

 (a)  The Purchaser hereby acknowledges that the Securities and any part hereof may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Shares, Warrants or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of such opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares, Warrants or Warrant Shares under the Securities Act.  Unless the transfer of the Warrants has been registered, no Warrants may be transferred to any person that is not an “accredited investor.”

 (b)  The Purchaser agrees to the imprinting, so long as is required, of a legend on any of the Shares, Warrants and Warrant Shares in the following form:

[THESE SHARES] [THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

ARTICLE 4
MISCELLANEOUS

     4.1  Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with this Agreement.

     4.2  Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or by email to the email address set forth on the signature page or (c) upon actual receipt by the party to whom such notice is required to be given.

     4.3  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors.  This Agreement is not assignable by either party.

     4.4  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement).

     4.5  Survival of  Representations.  The Purchaser agrees that all of the warranties, representations acknowledgments, confirmations, covenants and promises made in this Agreement shall survive its execution and delivery.

     4.6  Changes in  Representations.  The Purchaser agrees to notify the Company immediately of any change in the representations, warranties or information pertaining to the Purchaser contained herein.

[Signature page immediately follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By initialing the appropriate space below, the Purchaser hereby represents that the Purchaser:

is a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.
(initials)
is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $ 1,000,000.
(initials)

is a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

(initials)
is a trust with total assets in excess of $5,000,000, and was not formed for the specific purpose of acquiring the Shares.
(initials)
is an entity in which all of the equity owners fall within one of the categories set forth above.
( initials)

Signature of the Purchaser
Social Security No.:_________________
Email address: _____________________		Print Name of the Purchaser and Title, if appropriate

Fax number: _____________________		Address of the Purchaser:

PLURISTEM THERAPEUTICS INC.

By:	________________________
Zami Aberman, CEO

Date:
Email address: yaky@pluristem.com /zami@pluristem.com
Fax number: +972-74-710-7173